UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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date of Report (Date of earliest event reported): March 27, 2012 (March 19, 2012)

CHINACAST EDUCATION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33771 (Commission File Number)	20-178991 (I.R.S. Employer Identification Number)

Suite 08, 20/F, One International Financial Centre, 1 Harbour View Street Central, Hong Kong (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (852) 3960 6506

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Form 8-K dated March 23, 2012 is being filed to disclose, in accordance with Item 5.02(d)(3), the board committee appointments of new director David Gao. The committee appointments had not been determined at the time of the original filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     On March 26, 2012, the board of directors of ChinaCast Education Corporation appointed David Gao to its compensation committee and its special committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2012

ChinaCast Education Corporation

By:	/s/ Derek Feng
Name: Derek Feng
Title: Chief Executive Officer